Allstate Life Insurance Company of New York
Allstate Life of New York Variable Life Separate Account A

Supplement, dated July 11, 2011, to
the Consultant Accumulator Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company of New York.

The following changes are made to your prospectus:

1. Effective August 20, 2011, the Current Policy Fee will be increased from $7.50 to $8.50.  The table titled “Periodic Charges Other Than Portfolio Operating Expenses” in the “Fee Tables” section is amended accordingly.

2. In the “Charges and Deductions” section, the first sentence of the “Policy Fee” subsection is deleted and replaced with the following:

The current monthly policy fee is $8.50 per month, and we guarantee that we will never raise it to more than $10.00 per month.

Please keep this supplement for future reference together with your prospectus.